Blackstone Floating Rate Enhanced Income Fund

Portfolio of Investments

December 31, 2021

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 128.45%
Aerospace & Defense - 1.95%
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	$1,864,005	$1,870,557
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	379,120	380,453
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 3M US L + 3.50%, 04/06/2026	308	300
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan, 3M US L + 3.50%, 04/06/2026	165	161
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	3,368,875	3,376,085
Vertex Aerospace Corp., First Lien Term Loan, L + 4.75%, 12/06/2028	884,615	884,394
		6,511,950

Air Transport - 2.62%
AAdvantage Loyality IP, Ltd., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 04/20/2028	1,601,729	1,662,507
Air Canada, First Lien B Term Loan, 3M US L + 4.25%, 0.75% Floor, 08/11/2028	1,563,687	1,564,523
American Airlines, Inc., First Lien 2020 Term Loan, 1M US L + 1.75%, 01/29/2027	680,500	642,222
Global Medical Response, Inc., First Lien 2018 New Term Loan, 3M US L + 4.25%, 1.00% Floor, 03/14/2025	627,273	625,818
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 4.75%, 1.00% Floor, 10/02/2025	2,316,556	2,310,185
KKR Apple Bidco LLC, Second Lien Initial Term Loan, 3M US L + 5.75%, 0.50% Floor, 09/21/2029	248,629	252,436
United AirLines, Inc., First Lien Class B Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/21/2028	1,707,904	1,717,895
		8,775,586

Automotive - 2.18%
Bright BidCo B.V., First Lien 2018 Refinancing B Term Loan, 6M US L + 3.50%, 1.00% Floor, 06/30/2024	2,369,142	1,835,966
GC EOS Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 08/01/2025	3,125,743	3,126,712
Wheel Pros, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 0.75% Floor, 05/11/2028	2,326,842	2,326,412
		7,289,090

Beverage & Tobacco - 0.76%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	2,563,589	2,550,771

Brokers, Dealers & Investment Houses - 3.23%
Advisor Group Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 4.50%, 07/31/2026	2,264,462	2,273,667
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/09/2027	3,547,236	3,555,839
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.75%, 0.75% Floor, 04/07/2028	440,000	449,625
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 07/20/2026	384,615	386,819
Edelman Financial Engines Center LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.50%, 0.75% Floor, 04/07/2028	3,263,332	3,265,583
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 09/12/2025	6,011	6,009
Superannuation And Investments US LLC, First Lien Term Loan, L + 4.25%, 12/01/2028	867,424	869,051
		10,806,593

Building & Development - 4.99%
Arc Falcon I, Inc., First Lien Term Loan, 1M US L + 3.75%, 09/30/2028	704,213	704,237
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US L + 3.25%, 0.50% Floor, 04/12/2028	1,193,300	1,192,930
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	902,444	897,368
Illuminate Merger Sub Corp, First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 07/21/2028	629,310	625,280
LBM Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	2,210,190	2,193,791

	Principal Amount	Value
Building & Development (continued)
MI Windows and Doors LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/18/2027	$1,618,102	$1,627,204
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.75% Floor, 12/28/2027	4,362,880	4,328,785
SRS Distribution, Inc., First Lien 2021 Refinancing Term Loan, 6M US L + 3.75%, 0.50% Floor, 06/02/2028	804,063	803,451
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	736,999	739,763
United Site Cov-Lite, First Lien Term Loan, L + 4.75%, 11/04/2028	1,575,342	1,579,005
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US L + 4.00%, 0.50% Floor, 10/19/2027	2,007,373	2,011,699
		16,703,513

Business Equipment & Services - 18.06%
Access CIG LLC, First Lien B Term Loan, 3M US L + 3.75%, 02/27/2025	2,370,165	2,358,527
Access CIG LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 02/27/2026	2,385,997	2,387,488
Aegion Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 05/17/2028	847,976	852,919
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 3M US L + 3.75%, 0.50% Floor, 05/12/2028	2,846,412	2,840,734
Anticimex International AB, First Lien Term Loan, L + 3.50%, 0.50% Floor, 11/16/2028	1,853,947	1,852,205
AqGen Island Holdings, Inc., First Lien Term Loan:
3M US L + 3.50%, 08/02/2028	1,630,658	1,626,582
3M US L + 6.50%, 08/02/2029	2,669,198	2,683,385
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 1.00% Floor, 12/28/2024	1,810,213	1,803,434
Connectwise, LLC, First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 09/29/2028	730,501	729,720
DG Investment Intermediate Holdings 2, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/31/2028	1,032,410	1,033,381
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/30/2029	860,357	862,508
Divisions Holding Corp., First Lien B Term Loan, 3M US L + 4.75%, 0.75% Floor, 05/27/2028	787,174	790,130
EAB Global, Inc., First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 08/16/2028	1,004,587	1,000,403
Epicor Software Corp., First Lien C Term Loan, 1M US L + 3.25%, 0.75% Floor, 07/30/2027	512,123	512,387
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	1,677,966	1,721,316
Equiniti Group PLC, First Lien Term Loan, L + 5.00%, 12/11/2028	501,818	504,119
eResearchTechnology, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/04/2027	1,202,532	1,208,130
Foundational Education Group, Inc., First Lien Term Loan, 3M US L + 4.25%, 08/31/2028(b)	841,143	843,246
Garda World Security Corp., First Lien B-2 Term Loan, 1M US L + 4.25%, 10/30/2026	3,344,472	3,344,138
KUEHG Corp., First Lien B-3 Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/21/2025	3,496,943	3,433,578
Learning Care Group No. 2, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 03/13/2025	2,699,303	2,652,065
Loyalty Ventures, Inc., First Lien Term Loan, 1M US L + 4.50%, 11/03/2027	862,500	860,702
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	1,341,015	1,341,572
Madison Safety & Flow, LLC, First Lien Term Loan 12/14/2028	$418,182	$418,705
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 4.75%, 03/27/2026	1,984,733	1,977,290
Mitchell International, Inc., First Lien Term Loan, 1M US L + 3.75%, 10/15/2028	3,352,204	3,337,538
Mitchell International, Inc., Second Lien Term Loan, 1M US L + 6.50%, 10/15/2029	592,784	597,674
National Intergovernmental Purchasing Alliance Company, First Lien Initial Term Loan, 3M US L + 3.50%, 05/23/2025	1,168,652	1,163,299
Project Boost Purchaser LLC, First Lien Tranche 1 Term Loan, 1M US L + 3.50%, 06/01/2026	1,486,290	1,487,218
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 10/11/2025	1,746,000	1,752,547
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 1.00% Floor, 09/03/2026	975,000	977,788
Seren BidCo, First Lien Term Loan 11/08/2028(b)	792,000	794,970
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/12/2028	2,208,185	2,197,376
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/29/2028	1,359,665	1,355,845
TRC Companies, First Lien Term Loan, L + 4.25%, 11/17/2028	1,642,108	1,636,205
TRC Companies, Second Lien Term Loan ,L + 7.25%, 12/07/2029	1,026,154	1,021,023
Virtusa Corp., First Lien Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/11/2028	749,057	752,334

	Principal Amount	Value
Business Equipment & Services (continued)
Weld North Education LLC, First Lien Term Loan, 3M US L + 3.75%, 0.50% Floor, 12/21/2027	$3,680,861	$3,686,235
		60,398,716

Cable & Satellite Television - 1.67%
Numericable U.S. LLC, First Lien USD TLB-[12] Term Loan, 3M US L + 3.69%, 01/31/2026	2,931,298	2,911,145
Radiate Holdco, LLC,, First Lien Term Loan, 1M US L + 3.25%, 09/25/2026	2,690,000	2,684,405
		5,595,550

Chemical & Plastics - 2.83%
Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/27/2026	1,868,625	1,882,173
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/29/2027	781,156	773,344
DCG Acquisition Corp., First Lien B Term Loan, 1M US L + 4.50%, 09/30/2026	2,173,574	2,173,574
Geon Performance Solutions LLC, First Lien Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/18/2028	567,901	573,580
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.50% Floor, 08/30/2028	1,088,918	1,092,097
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	1,829,991	1,799,110
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	1,200,000	1,171,248
		9,465,126

Clothing & Textiles - 0.41%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.50% Floor, 03/11/2028	1,366,972	1,369,111

Conglomerates - 2.88%
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	3,076,393	3,070,241
Sabre GLBL, Inc., First Lien 2021 Other B-1 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	344,074	340,203
Sabre GLBL, Inc., First Lien 2021 Other B-2 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	548,475	542,304
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	2,388,634	2,309,511
VT Topco, Inc., First Lien 2021 Delayed Draw Term Loan, L + 3.75%, 0.75% Floor, 08/01/2025(c)	178,723	178,761
VT Topco, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/01/2025	3,198,594	3,199,265
		9,640,285

Containers & Glass Products - 4.20%
Berlin Packaging L.L.C., First Lien Term Loan, 1M US L + 3.75%, 03/11/2028	2,668,750	2,669,084
Charter Next Generation, Inc., First Lien Initial (2021) Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	2,919,423	2,929,232
Flex Acquisition Company, Inc., First Lien 2021 Specified Refinancing Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/02/2028	2,338,397	2,336,596
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	469,939	466,884
LABL, Inc., First Lien Term Loan, 1M US L + 5.00%, 10/29/2028	821,429	821,515
ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/03/2025	3,508,268	3,516,495
Ring Container Technologies Group, LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 08/12/2028	821,525	824,400
Tekni-Plex, Inc., First Lien Delayed Draw Tem Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028(c)	25,102	25,122
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/17/2028	439,137	439,480
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 3.25%, 0.50% Floor, 03/03/2028	750	745
		14,029,553

Diversified Insurance - 1.23%
Acrisure LLC, First Lien 2021-1 Additional Term Loan, 3M US L + 3.75%, 02/15/2027	483,000	483,000

	Principal Amount	Value
Diversified Insurance (continued)
Acrisure LLC, First Lien Term Loan, 3M US L + 4.25%, 02/15/2027	$551,370	$552,059
Alliant Holdings Intermediate LLC, First Lien Term Loan, 1M US L + 4.00%, 11/05/2027	3,073,846	3,074,399
		4,109,458

Drugs - 2.60%
Cambrex Corp., First Lien Tranche B-2 Dollar Term Loan, 1M US L + 3.50%, 0.75% Floor, 12/04/2026	3,303,632	3,310,851
Curia Global, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 08/30/2026	3,314,488	3,322,774
LSCS Holdings/Eversana, First Lien Term Loan, L + 4.00%, 11/23/2028	724,409	725,496
Packaging Coordinators Midco, Inc., First Lien Term Loan, 3M US L + 3.50%, 0.75% Floor, 11/30/2027	177,328	177,550
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	590,793	588,947
Sharp MicCo, LLC, First Lien Term Loan, L + 4.50%, 12/14/2028(b)	571,290	572,004
		8,697,622

Ecological Services & Equipment - 1.33%
Bingo Industries LTD, First Lien Term Loan, 3M US L + 3.50%, 07/14/2028	2,372,371	2,369,405
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	2,072,885	2,072,885
		4,442,290

Electronics/Electric - 26.94%
Applovin Corporation, First Lien Term Loan, 1M US L + 3.00%, 10/25/2028	3,817	3,815
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	837,535	840,676
BMC Software, Inc., Second Lien 2nd Lien Term Loan, 3M US L + 5.50%, 0.50% Floor, 02/27/2026	1,217,347	1,231,292
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan, 3M US L + 3.75%, 0.50% Floor, 10/02/2025	1,989,527	1,979,579
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	967,330	967,242
Cloudera, Inc., First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/08/2028	2,868,410	2,864,380
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 3M US L + 5.00%, 01/04/2026	2,925,000	2,871,078
CoreLogic, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 06/02/2028	2,669,160	2,670,495
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 10/16/2028	845,902	844,540
CPI International, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 07/26/2024	2,382,468	2,383,064
DCert Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/16/2026	1,990,577	1,989,333
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M US L + 7.00%, 02/19/2029	943,235	947,164
Deliver Buyer, Inc., First Lien Term Loan, 3M US L + 5.00%, 05/01/2024	2,290,000	2,297,156
Delta Topco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	2,397,387	2,402,961
ECI Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/09/2027	3,633,383	3,639,632
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	1,858,514	1,845,449
Excelitas Technologies Corp., First Lien Initial USD Term Loan, 3M US L + 3.50%, 1.00% Floor, 12/02/2024	2,878,776	2,893,170
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027	877,739	879,275
Flexera Software LLC, First Lien B-1 Term Loan, 6M US L + 3.75%, 0.75% Floor, 03/03/2028	2,504,622	2,509,494
Gigamon, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/27/2024	2,073,392	2,077,611
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US L + 4.00%, 0.75% Floor, 11/19/2026	3,268,039	3,263,268
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	3,005,003	3,036,556
Idera, Inc., First Lien B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/02/2028	1,460,359	1,461,045
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	1,709,262	1,709,126
Infinite Bidco LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 03/02/2028	2,582	2,578
Ingram Micro, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/30/2028	1,094,500	1,096,279
Internet Brands, Inc., First Lien 2020 June New Term Loan, 1M US L + 3.75%, 1.00% Floor, 09/13/2024	3,609,820	3,621,858
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	359,414	358,142

	Principal Amount	Value
Electronics/Electric (continued)
Ivanti Software, Inc., First Lien Term Loan, 3M US L + 4.25%, 12/01/2027	$1,990,000	$1,995,592
Ivanti Software, Inc., Second Lien Term Loan, 6M US L + 7.25%, 12/01/2028	772,388	774,323
LI Group Holdings, Inc., First Lien 2021 Term Loan, 6M US L + 3.75%, 0.75% Floor, 03/11/2028	1,045,440	1,047,839
MA Financeco. LLC, First Lien Tranche B-4 Term Loan, 3M US L + 4.25%, 1.00% Floor, 06/05/2025	1,705,546	1,732,203
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.75% Floor, 07/27/2028	3,800,048	3,795,887
MH SUB I LLC, Second Lien 2021 Replacement Term Loan, 3M US L + 6.25%, 02/23/2029	972,997	981,511
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	724,541	701,982
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US L + 5.00%, 1.00% Floor, 11/10/2027	2,977,500	2,978,125
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	1,066,132	1,059,469
Project Alpha Intermediate Holding, Inc., First Lien 2021 Refinancing Term Loan, 1M US L + 4.00%, 04/26/2024	3,984,831	3,996,049
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	2,417,713	2,422,754
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	1,278,275	1,281,470
Quest Software US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 05/16/2025	1,596,766	1,597,373
Quest Software US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 05/18/2026	500,000	500,677
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	1,822,464	1,815,065
Rocket Software, Inc., First Lien USD Term Loan, 1M US L + 4.25%, 11/28/2025	912,083	912,197
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 08/14/2026	1,618,306	1,618,815
Sovos Compliance LLC, First Lien Delayed Draw Term Loan, L + 4.50%, 0.50% Floor, 08/11/2028(c)	250,342	251,301
Sovos Compliance LLC, First Lien Initial Term Loan, 1M US L + 4.50%, 0.50% Floor, 08/11/2028	2,026,469	2,034,230
Veritas US, Inc., First Lien Dollar B-2021 Term Loan, 3M US L + 5.00%, 1.00% Floor, 09/01/2025	2,333,606	2,336,523
Vision Solutions, Inc., First Lien Term Loan, L + 4.75%, 04/24/2028	3,570,711	3,570,711
		90,090,354

Equipment Leasing - 0.92%
Spin Holdco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/04/2028	3,077,749	3,091,430

Financial Intermediaries - 1.98%
Apex Group Treasury LLC, First Lien Term Loan, L + 4.25%, 0.50% Floor, 07/27/2028	387,952	387,831
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	700,593	700,376
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan, 3M US L + 4.75%, 04/01/2028	2,307,520	2,316,497
Lereta, LLC, First Lien Term Loan, 1M US L + 5.25%, 07/30/2028	796,615	797,280
North American Bancard, First Lien Term Loan, L + 4.00%, 11/17/2028	304,068	302,949
Pre Paid Legal Services, Inc., First Lien Term Loan 12/15/2028	2,130,282	2,120,514
		6,625,447

Food Products - 0.57%
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 1M US L + 4.00%, 1.00% Floor, 12/18/2026	1,898,218	1,901,778

Food Service - 3.03%
Flynn Restaurant, First Lien Term Loan, 1M US L + 4.25%, 12/01/2028	1,260,843	1,248,077
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.25%, 1.00% Floor, 04/07/2025	3,082,570	3,047,891
IRB Holding Corp., First Lien Fourth Amendment Incremental Term Loan, 3M US L + 3.25%, 1.00% Floor, 12/15/2027	1,138,934	1,140,535
Quidditch Acquisition, Inc., First Lien B Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/21/2025	2,716,668	2,681,026

	Principal Amount	Value
Food Service (continued)
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 0.75% Floor, 02/04/2028	$2,000,000	$1,999,590
		10,117,119

Food/Drug Retailers - 0.84%
EG Group, Ltd., First Lien Additional Facility Term Loan:
3M US L + 4.00%, 02/07/2025	2,497,005	2,490,937
3M US L + 4.25%, 0.50% Floor, 03/31/2026	316,384	318,954
		2,809,891

Healthcare - 20.95%
ADMI Corp., First Lien Amendment No. 5 Incremental Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/23/2027	1,517,031	1,516,675
AHP Health Partners, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 08/24/2028	541,013	541,859
Athenahealth, Inc., First Lien B-1 Term Loan, 3M US L + 4.25%, 02/11/2026	2,163,629	2,166,604
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 1M US L + 3.75%, 02/27/2026	3,263,874	3,244,503
Carestream Health, Inc., Second Lien 2023 Extended Term Loan, 3M US L + 4.50, 8.00% PIK, 1.00% Floor, 08/08/2023(d)	1,735,018	1,698,149
CHG Healthcare Services, Inc., First Lien Initial Term Loan, 6M US L + 3.50%, 0.50% Floor, 09/29/2028	1,925,651	1,928,298
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 1M US L + 4.00%, 07/01/2026	555,686	550,173
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	2,715,405	2,688,468
CryoLife, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 1.00% Floor, 06/01/2027	2,416,127	2,419,147
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	2,266,799	1,831,155
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	1,877,706	1,746,267
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	1,896,053	1,824,477
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 1M US L + 4.00%, 04/30/2025	1,581,569	1,581,236
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	2,017,692	2,018,691
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 1.00% Floor, 10/19/2027	1,692,444	1,701,964
Medical Solutions LLC, First Lien Term Loan:
L + 3.500%, 11/01/2028(c)	192,000	192,034
3M US L + 4.00%, 11/01/2028	1,937,060	1,937,409
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	1,159,810	1,160,291
NMSC Holdings, Inc., First Lien Initial Term Loan, 3M US L + 5.00%, 1.00% Floor, 04/19/2023	3,838,565	3,839,525
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 02/28/2028	1,990,000	1,992,080
Parexel International Corporation, First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 11/15/2028	1,075,117	1,076,601
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	1,961,669	1,957,990
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	2,298,862	2,301,448
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1M US L + 6.25%, 02/13/2026	3,373,588	3,392,582
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 1M US L + 3.50%, 03/05/2026	2,443,924	2,437,204
Pluto Acquisition I, Inc., First Lien First Lien 2021 Term Loan, 3M US L + 4.00%, 06/20/2026	1,529,300	1,526,433
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 0.75% Floor, 03/10/2028	1,052,504	1,052,719
Radnet Management, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 0.75% Floor, 04/23/2028	717,142	718,039
Resonetics LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/28/2028	804,587	805,593
Surgery Center Holdings, Inc., First Lien 2021 New Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/31/2026	3,293,057	3,296,152
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	2,603,594	2,496,846
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	2,397,316	2,288,179
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 3M US L + 4.25%, 10/01/2028	2,495,493	2,492,536

	Principal Amount	Value
Healthcare (continued)
Unified Women’s Healthcare LP, First Lien Initial Term Loan, 1M US L + 4.25%, 0.75% Floor, 12/20/2027	$2,900,118	$2,907,006
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	2,131,704	2,133,836
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	2,755,872	2,609,466
		70,071,635

Home Furnishings - 0.49%
Osmosis Buyer, Ltd., First Lien Delayed Draw B Term Loan, L + 4.00%, 0.50% Floor, 07/31/2028	181,141	181,868
Osmosis Buyer, Ltd., First Lien Initial B Term Loan, 1M US L + 4.00%, 0.50% Floor, 07/31/2028	1,449,132	1,454,950
		1,636,818

Industrial Equipment - 5.11%
Apex Tool Group LLC, First Lien Third Amendment Term Loan, 3M US L + 5.25%, 1.25% Floor, 08/01/2024	2,633,868	2,591,305
Bettcher Industries, Inc., First Lien Term Loan, L + 4.50%, 12/13/2028(b)	1,214,561	1,214,561
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 05/21/2028	2,562,876	2,560,467
FCG Acquisitions, Inc., First Lien Initial Delayed Draw Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/31/2028	133,042	132,876
FCG Acquisitions, Inc., First Lien Initial Term Loan, 6M US L + 3.75%, 0.50% Floor, 04/01/2028	707,734	706,849
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US L + 4.50%, 06/28/2026(b)	59,503	56,974
Justrite Safety Group, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2026(b)	1,100,761	1,053,979
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	2,241,333	2,218,303
LTI Holdings, Inc., First Lien Term Loan, 1M US L + 4.75%, 07/24/2026(b)	302,632	303,010
PRO MACH Group, Inc. Delayed, First Lien Delayed Draw Term Loan, L + 4.00%, 1.00% Floor, 08/31/2028(c)	162,011	162,776
PRO MACH Group, Inc., First Lien Closing Date Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 08/31/2028	2,671,753	2,684,364
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 05/28/2026	1,438,087	1,432,305
TK Elevator Midco GmbH, First Lien Facility B1 Term Loan, 3M US L + 3.50%, 0.50% Floor, 07/30/2027	1,950,870	1,954,665
		17,072,434

Insurance - 2.42%
Baldwin Risk Partners, LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 10/14/2027	2,733,416	2,723,166
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	2,771,405	2,762,744
Hyperion Ins/Howden 11/21 Incremental Cov-Lite, First Lien Term Loan, L + 4.00%, 11/12/2027	460,058	458,765
Outcomes Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 10/24/2025	2,028,182	2,009,421
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026	147,929	144,847
		8,098,943

Leisure Goods/Activities/Movies - 5.20%
Alterra Mountain Company, First Lien Series B-2 Term Loan, 1M US L + 3.50%, 0.50% Floor, 08/17/2028	2,158,641	2,158,641
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 3.00%, 04/22/2026	4,183,159	3,783,145
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 3M US L + 4.25%, 0.75% Floor, 11/26/2026	2,467,387	2,397,473
CE Intermediate I, LLC, First Lien Term Loan, L + 4.50%, 11/10/2028(b)	1,252,222	1,244,396
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 2.25%, 1.00% Floor, 02/28/2025	2,061,170	1,601,663
Crown Finance US, Inc., First Lien Partially Priming Incremental Term Loan, 3M US L + 8.25%, 1.00% Floor, 02/28/2025	120,162	128,874
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 3M US L + 2.75%, 09/30/2026	323,705	248,039
Motion Finco LLC, First Lien Facility B1 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	1,710,765	1,677,311

	Principal Amount	Value
Leisure Goods/Activities/Movies (continued)
Motion Finco LLC, First Lien Facility B2 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	$224,843	$220,447
Recess Holdings, Inc., First Lien Initial Term Loan, 6M US L + 3.75%, 1.00% Floor, 09/30/2024	1,880,362	1,875,068
SMG US Midco 2, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 2.50%, 01/23/2025	2,893	2,819
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	2,251,667	2,065,679
		17,403,555

Nonferrous Metals/Minerals - 0.00%(e)
SCIH Salt Holdings, Inc., First Lien Incremental B-1 Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/16/2027	5,214	5,172

Oil & Gas - 0.79%
Freeport LNG, First Lien Term Loan, L + 4.00%, 11/17/2028	1,057,754	1,048,996
Lucid Energy Group II Borrower, LLC, First Lien Term Loan, 3M US L + 4.25%, 11/24/2028	1,605,478	1,588,620
		2,637,616

Property & Casualty Insurance - 1.63%
AssuredPartners, Inc., First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 02/13/2027	1,792,575	1,792,298
Electron Bidco, Inc., First Lien Term Loan, 6M US L + 3.25%, 11/01/2028	1,612,703	1,610,832
Polaris Newco LLC, First Lien Dollar Term Loan, 3M US L + 4.00%, 0.50% Floor, 06/02/2028	2,053,139	2,055,592
		5,458,722

Publishing - 2.12%
Cengage Learning, Inc., First Lien Term Loan B Term Loan, 3M US L + 4.75%, 07/14/2026	1,072,579	1,076,880
McGraw-Hill Education, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 0.50% Floor, 07/28/2028	1,538,884	1,534,321
Recorded Books, Inc., First Lien 2021 Replacement Term Loan, 1M US L + 4.00%, 08/29/2025	2,487,743	2,489,074
Shutterfly LLC, First Lien 2021 Refinancing B Term Loan, 3M US L + 5.00%, 0.75% Floor, 09/25/2026	2,013,876	1,998,772
		7,099,047

Radio & Television - 0.74%
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan, 1M US L + 2.75%, 05/18/2025	2,529,040	2,480,672

Surface Transport - 1.19%
Drive Chassis Holdco LLC, Second Lien 2021 Refinancing B Term Loan, 3M US L + 6.75%, 04/10/2026	1,180,158	1,187,534
Kenan Advantage Group, Inc.,The, First Lien U.S. B-1 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/24/2026	1,789,390	1,787,028
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 07/26/2028	996,377	1,000,318
		3,974,880

Telecommunications - 2.59%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/17/2027	2,095,952	2,100,814
Ensono LP, First Lien Initial Term Loan, 3M US L + 4.00%, 05/26/2028	1,480,000	1,480,770
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	2,238,239	2,248,737
TierPoint LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 0.75% Floor, 05/05/2026	2,831,223	2,835,937
		8,666,258

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $429,386,780)		429,626,985

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 4.35%
Structured Finance Obligations - 4.35%
522 Funding CLO 2021-7, Ltd., 3M US L + 6.22%, 04/23/2034(b)(f)	500,000	491,433
AMMC CLO 22, Ltd., 3M US L + 2.70%, 04/25/2031(b)(f)	250,000	248,447

	Principal Amount	Value
Structured Finance Obligations (continued)
Ares LIV CLO, Ltd., 3M US L + 7.34%, 10/15/2032(b)(f)	$500,000	$500,800
Barings Clo, Ltd. 2021-III, 3M US L + 6.65%, 01/18/2035(b)(f)	1,000,000	999,991
CarVal CLO I, Ltd., 3M US L + 5.77%, 07/16/2031(b)(f)	1,000,000	962,595
Eaton Vance CLO 2013-1, Ltd., 3M US L + 6.80%, 01/15/2034(b)(f)	250,000	249,935
HalseyPoint CLO 4, Ltd., 3M US L + 6.71%, 04/20/2034(b)(f)	1,000,000	997,722
HalseyPoint CLO 5, Ltd., L + 6.95% - 3M US L%, 01/30/2035(b)(f)	1,500,000	1,470,000
HPS Loan Management CLO 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(f)	833,000	777,231
OCP CLO 2017-13, Ltd., 3M US L + 6.50%, 07/15/2030(b)(f)	1,500,000	1,496,271
Palmer Square CLO 2019-1, Ltd., 3M US L + 6.50%, 11/14/2034(b)(f)	1,000,000	1,000,011
Parallel CLO 2018-2, Ltd., 3M US L + 3.15%, 10/20/2031(b)(f)	2,000,000	1,936,034
Parallel CLO 2019-1, Ltd., 3M US L + 6.72%, 07/20/2032(b)(f)	667,000	658,902
Rad CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(b)(f)	500,000	500,583
Regatta CLO XV Funding, Ltd., 3M US L + 3.30%, 10/25/2031(b)(f)	250,000	250,975
Romark CLO II, Ltd., 3M US L + 3.35%, 07/25/2031(b)(f)	500,000	497,583
Romark CLO, Ltd., 3M US L + 3.00%, 10/23/2030(b)(f)	500,000	496,456
TIAA CLO IV, Ltd., 3M US L + 5.95%, 01/20/2032(b)(f)	800,000	770,474
Voya CLO 2016-2, Ltd., 3M US L + 4.00%, 07/19/2028(b)(f)	250,000	248,233
		14,553,676

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $14,567,980)		14,553,676

CORPORATE BONDS - 13.55%
Brokers, Dealers & Investment Houses - 0.22%
AG Issuer LLC, 6.250%, 03/01/2028(f)	721,000	749,058

Building & Development - 1.26%
Cornerstone Building Brands, Inc., 6.125%, 01/15/2029(f)	882,000	943,952
Foundation Building Materials, Inc., 6.000%, 03/01/2029(f)	1,314,000	1,292,851
SRS Distribution, Inc., 6.125%, 07/01/2029(f)	445,000	454,140
Tutor Perini Corp., 6.875%, 05/01/2025(f)	1,500,000	1,513,230
		4,204,173

Business Equipment & Services - 1.14%
Austin BidCo, Inc., 7.125%, 12/15/2028(f)	571,000	590,368
Garda World Security Corp., 6.000%, 06/01/2029(f)	1,193,000	1,140,991
Madison IAQ LLC, 5.875%, 06/30/2029(f)	1,347,000	1,349,061
WASH Multifamily Acquisition, Inc., 5.750%, 04/15/2026(f)	700,000	736,536
		3,816,956

Cable & Satellite Television - 1.86%
Altice Financing SA, 5.750%, 08/15/2029(f)	3,115,000	3,088,570
Altice France Holding SA, 6.000%, 02/15/2028(f)	2,149,000	2,056,163
Altice France SA, 5.500%, 10/15/2029(f)	1,098,000	1,083,402
		6,228,135

Containers & Glass Products - 0.87%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.250%, 08/15/2027(f)	1,481,000	1,491,922
Trident TPI Holdings, Inc.:
9.250%, 08/01/2024(f)	636,000	665,358
6.625%, 11/01/2025(f)	750,000	752,655
		2,909,935

Diversified Insurance - 1.82%
HUB International, Ltd., 7.000%, 05/01/2026(f)	2,850,000	2,932,009
NFP Corp.:
4.875%, 08/15/2028(f)	363,000	367,182
6.875%, 08/15/2028(f)	2,775,000	2,787,154
		6,086,345

	Principal Amount	Value
Electronics/Electric - 1.24%
Plantronics, Inc., 4.750%, 03/01/2029(f)	$1,289,000	$1,231,266
Veritas US, Inc. / Veritas Bermuda, Ltd., 7.500%, 09/01/2025(f)	2,818,000	2,920,307
		4,151,573

Healthcare - 1.24%
Envision Healthcare Corp., 8.750%, 10/15/2026(f)	1,584,000	912,566
Team Health Holdings, Inc., 6.375%, 02/01/2025(f)	750,000	706,718
US Acute Care Solutions LLC, 6.375%, 03/01/2026(f)	2,424,000	2,541,661
		4,160,945

Home Furnishings - 0.41%
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/2028(f)	1,317,000	1,375,310

Leisure Goods/Activities/Movies - 0.95%
Cinemark USA, Inc., 5.875%, 03/15/2026(f)	1,996,000	2,023,445
Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029(f)	1,115,000	1,136,492
		3,159,937

Property & Casualty Insurance - 0.65%
AssuredPartners, Inc.:
7.000%, 08/15/2025(f)	1,150,000	1,159,821
5.625%, 01/15/2029(f)	1,053,000	1,025,806
		2,185,627

Publishing - 0.41%
Photo Holdings Merger Sub, Inc., 8.500%, 10/01/2026(f)	1,315,000	1,369,263

Radio & Television - 0.59%
Audacy Capital Corp.:
6.500%, 05/01/2027(f)	1,717,000	1,700,173
6.750%, 03/31/2029(f)	275,000	269,052
		1,969,225

Telecommunications - 0.38%
CommScope Technologies LLC, 6.000%, 06/15/2025(f)	1,250,000	1,251,394

Utilities - 0.51%
Pike Corp., 5.500%, 09/01/2028(f)	1,686,000	1,692,238

TOTAL CORPORATE BONDS
(Cost $45,692,719)		45,310,114

WARRANTS - 0.03%
Healthcare - 0.03%
Carestream Health expires 12/31/2049 at $0.01(b)	33	91,720

TOTAL WARRANTS
(Cost $0)		91,720

	Principal Amount	Value
SHORT TERM INVESTMENTS - 0.86%
Fidelity Treasury Portfolio
(0.010% 7-Day Yield)	2,891,601	$2,891,601

TOTAL SHORT TERM INVESTMENTS
(Cost $2,891,601)		2,891,601

Total Investments - 147.24%
(Cost $492,539,080)		492,474,096

Liabilities in Excess of Other Assets - (2.80)%		(9,365,844)

Leverage Facility - (44.44)%		(148,650,000)

Net Assets - 100.00%		$334,458,252

Amounts above are shown as a percentage of net assets as of December 31, 2021.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment in-kind

Reference Rates:

1M US L - 1 Month LIBOR as of December 31, 2021 was 0.10%

3M US L - 3 Month LIBOR as of December 31, 2021 was 0.21%

6M US L - 6 Month LIBOR as of December 31, 2021 was 0.34%

(a)

Floating or variable rate security.  The reference rate is described above.  The rate in effect as of December 31, 2021 is based on the reference rate plus the displayed spread as of the security’s last reset date.  Where applicable, the reference rate is subject to a floor rate.

(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)

A portion of this position was not funded as of December 31, 2021. The Portfolio of Investments records only the funded portion of each position. As of December 31, 2021, the Fund has unfunded delayed draw loans in the amount of $1,274,826. Fair value of these unfunded delayed draws was $1,276,552.

(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	Amount represents less than 0.005% of net assets.
(f)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $59,863,791, which represented approximately 17.90% of net assets as of December 31, 2021. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

NOTE 1. ORGANIZATION

Blackstone Floating Rate Enhanced Income Fund (formerly known as Blackstone / GSO Floating Rate Enhanced Income Fund) (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, and operates as a diversified, closed-end management investment company that continuously offers its shares (“Common Shares”) and is operated as an “interval fund.” The Fund engages in continuous offering of shares and operates as an interval fund that offers to make monthly repurchases of shares at the net asset value (the “NAV”).

The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates.

The Fund was organized as a Delaware statutory trust on June 20, 2017 pursuant to a Declaration of Trust governed by the laws of the State of Delaware. The Fund had no operations from that date to November 10, 2017, other than those related to organizational matters and the registration of its shares under applicable securities laws. Blackstone Liquid Credit Strategies LLC (formerly known as GSO / Blackstone Debt Funds Management LLC) (the “Adviser”) purchased 4,000 Institutional Class I Common Shares (“Class I Shares”) at a NAV of $25.00 per share on November 10, 2017. The Fund is authorized to issue an unlimited number of Class I Shares, Advisory Class D Common Shares (“Class D Shares”), Brokerage Class T Common Shares (“Class T Shares”), Brokerage Class T-I Common Shares (“Class T-I Shares”) and Brokerage Class U Common Shares (“Class U Shares”), and a maximum offering of $3,000,000,000 of common shares. Class I Shares commenced operations on January 18, 2018, Class T Shares commenced operations on May 7, 2018, Class D Shares commenced operations on October 1, 2018, Class T-I Shares commenced operations on April 22, 2019 and Class U Shares commenced operations on November 29, 2019. As of December 31, 2021, Class I Shares (BGFLX), Class T Shares (BGFTX), Class D Shares (BGFDX), Class T-I Shares (BGFPX) and Class U Shares (BGFVX) were outstanding.

The Fund was previously classified as a non-diversified management investment company for purposes of the 1940 Act. As a result of ongoing operations, the Fund is now classified as a diversified management investment company. This means that with respect to 75% of the Fund’s total assets, no more than 5% of the Fund’s total assets may be invested in any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, excepting cash and cash items, U.S. government securities, and securities of other investment companies). The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an investment company under reporting requirements of U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: The Fund’s NAV is determined daily on each day that the New York Stock Exchange (“Exchange”) is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized loan obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Non-U.S. Instruments are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable, and are otherwise valued at fair value. Over-the-counter options are priced on the basis of dealer quotes. Other types of derivatives for which quotes may not be available are valued at fair value. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. To the extent current market quotations are not readily available, short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees (the “Board”). Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the date of measurement.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The categorization of investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following tables summarize valuation of the Fund’s investments under the fair value hierarchy levels as of December 31, 2021:

Blackstone Floating Rate Enhanced Income Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Business Equipment & Services	$–	$58,760,500	$1,638,216	$60,398,716
Drugs	–	8,125,618	572,004	8,697,622
Industrial Equipment	–	14,443,910	2,628,524	17,072,434
Leisure Goods/Activities/Movies	–	16,159,159	1,244,396	17,403,555
Other	–	326,054,658	–	326,054,658
Collateralized Loan Obligation Securities
Structured Finance Obligations	–	–	14,553,676	14,553,676
Corporate Bonds	–	45,310,114	–	45,310,114
Warrants
Healthcare	–	–	91,720	91,720
Short Term Investments	2,891,601	–	–	2,891,601
Total	$2,891,601	$468,853,959	$20,728,536	$492,474,096

Other Financial Instruments
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	–	(200)	(1,866)	(2,066)
Total	–	(200)	(1,866)	(2,066)

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Blackstone Floating Rate Enhanced Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligations	Warrants	Unfunded Loan Commitments	Total
Balance as of September 30, 2021	$7,420,006	$12,198,205	$130,429	$–	$19,748,640
Accrued Discount/Premium	1,546	3,840	–	–	5,386
Realized Gain/(Loss)	(1,769)	73,270	–	–	71,501
Change in Unrealized Appreciation/(Depreciation)	31,910	(133,636)	(38,709)	(1,866)	(142,301)
Purchases	8,124,988	6,943,250	–	–	15,068,238
Sales Proceeds	(1,011,423)	(4,531,253)	–	–	(5,542,676)
Transfer into Level 3	1,110,953	–	–	–	1,110,953
Transfer out of Level 3	(9,593,071)	–	–	–	(9,593,071)
Balance as of December 31, 2021	$6,083,140	$14,553,676	$91,720	$(1,866)	$20,726,670
Net change in unrealized appreciation/(depreciation) on Level 3 investments held at December 31, 2021	$410,270	$(17,003)	$(38,709)	$(1,866)	$352,692

Information about Level 3 fair value measurements as of December 31, 2021:

	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$6,083,140	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	14,553,676	Third-party vendor pricing service	Broker quotes	N/A
Warrants	91,720	Performance Multiple Methodology	EBITDA Multiple(a)	4.25	x
Unfunded Loan Commitments	(1,866)	Third-party vendor pricing service	Broker quotes	N/A

(a)	As of December 31, 2021, a change to the unobservable input at the reporting date would result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

COVID-19 and Global Economic and Market Conditions: The impact of the novel coronavirus (“COVID-19”) pandemic has rapidly evolved around the globe, causing disruption in the U.S. and global economies. Although the global economy began reopening in 2021 and robust economic activity has supported a continued recovery, the emergence of new variants has contributed to setbacks to the recovery in the U.S. and abroad. The estimates and assumptions underlying the Fund’s financial statements are based on the information available as of December 31, 2021. The estimates and assumptions include judgments about financial market and economic conditions which have changed, and may continue to change, over time.

3. LOANS AND OTHER INVESTMENTS

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate loans, notes, or bonds. “Managed Assets” means net assets plus the amount of any borrowings, including loans from certain financial institutions and the issuance of debt securities (collectively, “Borrowings”) for investment purposes. Under current market conditions, the Fund anticipates that its portfolio of floating rate instruments will primarily consist of floating rate loans (“Loans”). Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions. At December 31, 2021, 88.88% of the Fund’s Managed Assets were held in floating rate loan interests.

The Loans that the Fund may invest in include Loans that are first lien, second lien, third lien or that are unsecured. In addition, the Loans the Fund will invest in will usually be rated below investment grade or may also be unrated. The proceeds of Loans primarily are used to refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes.

Loans typically have rates of interest which are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Loans should decrease. Longer interest rate reset periods generally increase fluctuations in the Fund’s NAV as a result of changes in market interest rates. These base lending rates are primarily LIBOR (subject to the LIBOR transition as described in “Principal Risks—LIBOR Risk”) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Loan from free cash flow, as described above. The degree to which borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among a group of loan investors (“Loan Investors”), among others. As such, prepayments cannot be predicted with accuracy. Recent market conditions, including falling default rates among others, have led to increased prepayment frequency and loan renegotiations. These renegotiations are often on terms more favorable to borrowers. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive a prepayment penalty fee assessed against the prepaying borrower.

Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. To the extent a Loan is secured, there can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral of a secured Loan. The collateral of a secured Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Loans including, in certain circumstances, invalidating such Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance. At December 31, 2021 the Fund had invested $24,744,362 in second lien secured loans.

The Fund anticipates that substantially all of Fund’s assets, including its investments in Loans, may be invested in instruments rated below investment grade, such as those rated Ba1 or lower by Moody’s and BB+ or lower by S&P or Fitch or instruments comparably rated by other rating agencies, or in unrated instruments determined by the Adviser to be of comparable quality. Instruments rated Ba1 or lower by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Instruments rated BB+ or lower by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade instruments, though higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that of higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV.

The prices of credit instruments generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of instruments also is inversely related to the coupon of such instruments. Accordingly, lower grade instruments may be relatively less sensitive to interest rate changes than higher quality instruments of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade instruments potentially can have a greater effect on the value of such instruments than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund’s relative share price volatility.

The Adviser has established a counterparty and liquidity sub-committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the counterparty and liquidity sub-committee of the Adviser. The factors considered by the sub-committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.

The Fund may acquire Loans through assignments or participations. The Fund will typically acquire Loans through assignment. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Loan through participation.

The Fund invests in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in Loans. When investing in CLOs, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower rated debt tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. The underlying Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

The Fund may invest up to 20% of its Managed Assets in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act, including interpretations or modifications by the Securities and Exchange Commission (“SEC”). The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares) or when the Adviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised or sub-advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

ETFs are pooled investment vehicles that are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of December 31, 2021, the Fund had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

	Blackstone Floating Rate Enhanced Income Fund
Borrower	Par Value	Fair Value
Arc Falcon I, Inc. Delayed Draw Term Loan	$102,805	$102,808
Boyd Delayed Draw Term Loan	302,632	303,010
Medical Solutions LLC, First Lien Term Loan	176,964	176,996
PRO MACH Group, Inc. Delayed, First Lien Delayed Draw Term Loan	174,058	174,880
Sovos Compliance LLC, First Lien Delayed Draw Term Loan	99,610	99,992
Tekni-Plex, Inc., First Lien Delayed Draw Tem Term Loan	37,280	37,309
VT Topco, Inc., First Lien 2021 Delayed Draw Term Loan	381,477	381,557
Total	$1,274,826	$1,276,552

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policies. For the period ended December 31, 2021, the Fund recorded a net increase in unrealized depreciation on unfunded loan commitments totaling $559.

NOTE 5. LEVERAGE

The Fund entered into a Second Amended and Restated Credit Agreement (the “Agreement”) with a syndicate of lenders party thereto to borrow money pursuant to a one-year revolving line of credit (“Leverage Facility”) dated as of December 28, 2018, as amended by Amendment No. 1, dated as of January 17, 2019, Amendment No. 2, dated as of June 27, 2019, Amendment No. 3, dated as of September 11, 2019, Amendment No. 4, dated as of January 16, 2020, Amendment No. 5, dated as of April 9, 2020, Amendment No. 6, dated as of January 14, 2021, and Amendment No. 7, dated as of December 31, 2021, to borrow up to an aggregate limit of $228,000,000 under two loan tranches, Tranche A and Tranche B. The Tranche A commitment allows for borrowings up to $200,000,000. The Tranche B commitment allows for borrowings for temporary purposes up to $28,000,000 and includes a swing line component with a commitment equal to $28,000,000. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of 0.85% above LIBOR for each Tranche A LIBOR loan, with LIBOR measured for the period commencing on the date of the making of such LIBOR loan (or the last date upon which any other Tranche A loan was converted to, or continued as, such LIBOR loan) and ending on the numerically corresponding day in the calendar month that is one (1), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion and 0.90% above LIBOR with respect to each Tranche B Loan and each swing line loan with, LIBOR measured for the period commencing on the date of the making of such LIBOR loan (or the last date upon which any other loan was converted to, or continued as, such LIBOR loan) and ending on the numerically corresponding day in the calendar month that is one month thereafter. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable is (a) for Tranche A loans, 0.15% on the undrawn amounts when drawn amounts exceed 75% of the relevant borrowing limit and 0.25% on the undrawn amounts in all other events and (b) 0.15% for Tranche B loans. Interest and fees are generally payable at the end of the respective interest period. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. For the period ended December 31, 2021, the Fund has no borrowings outstanding for Tranche B. At December 31, 2021, the Fund had borrowings outstanding under its Leverage Facility of $148,650,000, at an interest rate of 1.14% for Tranche A. Due to the short term nature of the Agreement, face value approximates fair value at December 31, 2021. For the days leverage was drawn during the period ended December 31, 2021, the average borrowings under the Fund’s Leverage Facility and the average interest rate was $144,455,978 and 1.03%, for Tranche A.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over Borrowings. Compliance with the investment restrictions and calculations are performed by the Fund's custodian, The Bank of New York Mellon.

The use of Borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund's portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund's investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage.